UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 15, 2007
                                                  ------------------------------

                               AMREP CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

Oklahoma                              1-4702               59-0936128
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(State or Other Jurisdiction      (Commission File        (IRS Employer
of Incorporation)                 Number)                 Identification Number)

300 Alexander Park, Suite 204, Princeton, New Jersey              08540
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       (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (609) 716-8200
                                                    ----------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 5.02. Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On May 15, 2007, effective June 1, 2007, Michael P. Duloc, the President and Chief Operating Officer of the Registrant's Kable Media Services, Inc. subsidiary, was elected Chief Executive Officer of that subsidiary and his annual salary was increased to $375,000.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMREP CORPORATION
                                     -----------------
                                       (Registrant)

                                     By:  /s/  Peter M Pizza
                                          ---------------------------
                                          Peter M. Pizza
                                          Vice President and
                                          Chief Financial Officer

Date: May 16, 2007








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